                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             SCHEDULE 14C

           Information Statement Pursuant to Section 14(c)
    of the Securities Exchange Act of 1934 (Amendment No. _______)

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[X] Definitive Information Statement

                      Sundew International, Inc.
----------------------------------------------------------------------
           (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and
    0-11

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party:

(4) Date Filed:

                  SCHEDULE 14C INFORMATION STATEMENT

                      Sundew International, Inc.
                   1422 Chestnut Street, Suite 410
                        Philadelphia, PA 19102

                     Telephone: 215.564.9484 X10
                       Facsimile: 215.893.3662

              WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                ARE REQUESTED NOT TO SEND US A PROXY.

                    ______________________________

                             May 6, 2002

Notice Of Written Consent in lieu of Annual Meeting to be effective
                            May 27, 2002.

To Shareholders of Sundew International, Inc.:

Sundew International, Inc., a Delaware corporation (the "Company")
notifies its shareholders of record that stockholders holding a majority of the voting power plan to take the following action by written consent in lieu of an annual meeting, to be effective May
27, 2002:

1. To appoint Michael C. Tay to serve as director for the ensuing year and until the next annual meeting of shareholders or until his successors are duly elected and qualified.

                                By Order of the Board of Directors

                                /s/ Michael C. Tay
                                ----------------------
                                Michael C. Tay
                                President and Chief Executive Officer

                                /s/ Michael C. Tay
                                ----------------------
                                Michael C. Tay
                                Secretary

Philadelphia, PA
May 6, 2002

                        Information Statement

This information statement is being furnished to all holders of the common stock of Sundew International, Inc., a Delaware corporation
(the "Company").

The Board of Directors has recommended and persons owning the majority of the voting power of the Company have adopted resolutions to effect the above-listed action.

The Company will pay the cost of preparing and sending out this information statement. It will be sent to shareholders via regular mail along with a copy of the Company's report on Form 10-KSB for the year ended December 31, 2001.

                            Proposal No. 1
                        ELECTION OF DIRECTORS

The nominees for director are listed below. Information about each nominee is contained in the section entitled "Directors and
Executive Officers."

Name                       Director Since
Michael C. Tay             January 5, 2001

Stockholders holding a majority of the voting power of the Company have indicated that effective May 27, 2002 they will, by written consent, appoint the above referenced person to serve as sole
Director.

The Company's Articles of Incorporation and Bylaws provide for a
Board of Directors consisting of not less than one director, with the exact number within this range to be determined from time to time by resolution of the Board of Directors. The current number of directors is one.

All directors stand for election annually. Officers are elected to a term of one year or less, serve at the pleasure of the Board of
Directors, and are entitled only to such compensation as is fixed by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

(a) The following table furnishes the information concerning the
Company's directors and officers as of December 31, 2001. The directors of the Company are elected every year and serve until their successors are elected and qualify.

Name             Age   Title                               Term
Michael C. Tay   65    President, Secretary, Treasurer,    Annual
                       Director

The Company presently employs its president, secretary and treasurer,
Michael C. Tay, who devotes approximately 20 hours per week, which equal to one quarter of his total business time, on the business of the Company.

The term of office for each director is one (1) year, or until his/her successor is elected at the Company's annual meeting and is qualified. The term of office for each officer of the Company is at the pleasure of the Board of Directors.

The Board of Directors does not have a nominating committee.
Therefore, the selection of persons or election to the Board of
Directors was neither independently made nor negotiated at arm's length.

(b) Identification of Certain Significant Employees.

The directors and executive officers of the Company handle strategic matters and critical decisions.

(c) Family Relationships.

None

(d) Business Experience.

The following is a brief account of the business experience of each director and executive officer of the Company, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment were carried on.

Michael C. Tay. Mr. Tay has been the President, Secretary,
Treasurer, and Director of the Company since its inception on
January 5, 2001. For the last five years, Mr. Tay has devoted full time in managing his own investments in securities and real estate, including commercial, and residential real estate investments in undeveloped land as well as income producing properties, mutual funds and other securities investments, both debt and equity, in companies listed on exchanges such as AMEX or traded
over-the-counter and listed on NASDAQ and the OTC Bulletin Board.
Mr. Tay will devote approximately 20 hours per week, equal to one quarter of his business time, on the business of the Company.

(e) Directors' Compensation

Directors who are also officers of the registrant receive no cash compensation for services as a director.

EXECUTIVE COMPENSATION

Section 16(a) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), requires the registrant's officers and directors, and persons who own more than 10% of a registered class of the registrant's equity securities, to file reports of ownership and changes in ownership of equity securities of the registrant with the Securities and Exchange Commission and NASDAQ. Officers,
directors and greater-than 10% shareholders are required by the
Securities and Exchange Commission regulation to furnish to
registrant with copies of all Section 16(a) documents they file.

Some of the officers and directors of the Company will not devote more than a portion of their time to the affairs of the Company.
There will be occasions when the time requirements of the Company's business conflict with the demands of their other business and investment activities. Such conflicts may require that the Company attempt to employ additional personnel. There is no assurance that the services of such persons will be available or that they can be obtained upon terms favorable to the Company.

EXECUTIVE COMPENSATION

(a) Cash Compensation.

Compensation paid by the Company for all services provided up to
December 31, 2001 to each of its executive officers.

                              SUMMARY COMPENSATION TABLE OF EXECUTIVES

                                           ANNUAL COMPENSATION            LONG TERM COMPENSATION
                    ------------------------------------------------    -------------------------

    NAME AND                                    BONUS                   RESTRICTED    SECURITIES
    PRINCIPAL         YEAR        SALARY        ANNUAL                    STOCK       UNDERLYING/
    POSITION            $           $        COMPENSATION     OTHER       AWARDS        OPTIONS
----------------    --------    ---------    ------------    -------    ----------    -----------
Michael C. Tay,       2001          0              0            0       1,910,000          0
President,
Treasurer,
Secretary, and
Director

(h)  The Company has made no Long-Term Compensation payouts (LTIP or other)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) Beneficial owners of five percent (5%) or greater of the
Company's common stock: No preferred stock is outstanding at the date of this information statement. The following sets forth information with respect to ownership by holders of more than five percent (5%) of the Company's common stock known by the Company based upon 7,349,000 shares outstanding at May 6, 2002.

 TITLE OF   NAME AND ADDRESS OF                 AMOUNT OF
  CLASS     BENEFICIAL OWNER               BENEFICIAL INTEREST  PERCENT OF CLASS
 ---------  -----------------------------  -------------------  -----------------

 Common     Michael C. Tay
            1422 Chestnut Street
            Suite 410
            Philadelphia, PA 19102              7,070,000             96.2%

b) The following sets forth information with respect to the
Company's common stock beneficially owned by each officer and director, and by all directors and officers as a group, at May
6, 2002.

 TITLE OF   NAME AND ADDRESS OF                 AMOUNT OF
  CLASS     BENEFICIAL OWNER               BENEFICIAL INTEREST  PERCENT OF CLASS
 ---------  -----------------------------  -------------------  -----------------

 Common     Michael C. Tay
            1422 Chestnut Street
            Suite 410
            Philadelphia, PA 19102              7,070,000             96.2%
                                           -------------------  -----------------

Total as a group                                7,070,000             96.2%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

              WRITTEN CONSENT ACTION OF THE STOCKHOLDERS
                                  OF
                      SUNDEW INTERNATIONAL, INC.,
                       A DELAWARE CORPORATION,
                        ACTING IN LIEU OF THE
                 2002 ANNUAL MEETING OF STOCKHOLDERS

     Pursuant to Section 228 of the General Corporation Law of the
State of Delaware, the undersigned record holders representing a majority of the issued and outstanding shares of Sundew
International, Inc. (the "Corporation") $0.001 par value common stock (the "Common Stock"), by their signature below, hereby consent to and authorize the following actions in lieu of the 2002 Annual
Meeting of Stockholders of the Corporation:

          Election of the Members of the Board of Directors
          -------------------------------------------------

     RESOLVED: that the undersigned, representing a majority of the issued and outstanding shares of the Common Stock of the
Corporation, hereby elects the following persons to serve as directors of the Corporation until the next annual meeting of stockholders and their successors are duly elected and qualified:

          Michael C. Tay

     AND BE IT FURTHER RESOLVED, that the officers of the
Corporation and each of them are hereby authorized and directed to file this Written Consent Action in the Minute Book of the Corporation.

     IN WITNESS WHEREOF, the undersigned record holders representing a majority of the issued and outstanding shares of Common Stock have hereunto signed this Written Consent Action of Stockholders in Lieu of the 2002 Annual Meeting of the Corporation. This Written Consent
Action of Stockholders shall be filed with the Secretary of the
Corporation who is hereby instructed to insert it in the Minute Book of the Corporation.

                                                Number of
                Name of Stockholder            Shares Voted       Date
                -----------------------------  ------------    ------------
Print name of
Record Holder   Michael C. Tay                  7,070,000      May   , 2002

      __________________________________________________________
      Signature of Individual or Authorized Signatory if Record
                    Holder is not a natural person

             ___________________________________________
             Title of Authorized Signatory if applicable

Written Consents may be mailed in the return envelope enclosed or they may be mailed or hand delivered to the attention of Michael C.
Tay, President, at the Corporation's principal address: 1422 Chestnut
Street, Suite 410, Philadelphia, PA 19102 or to the Corporation's
registered agent: Harvard Business Services, Inc., 25 Greystone Manor,
Lewes, Delaware 19958.

                  WE ARE NOT ASKING YOU FOR A PROXY
             AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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